MINFILE Number: 082FNW164 **Name:** SENATOR **Status:** Past Producer

Production Year	Tonnes Mined	Tonnes Milled	Commodity	Grams Recovered	Kilograms Recovered
1940	4	0	Silver	4,106	
			Gold	31	
1939	9	0	Silver	13,841	
			Gold	156	
1907	7	0	Silver	16,858	
			Gold	156	
1906	13	0	Silver	26,562	
			Gold	280	

Summary Totals

MINFILE Number: 082FNW164 **Name:** SENATOR **Status:** Past Producer

	Metric	Imperial
Mined	33 tonnes	36 tons
Milled	0 tonnes	0 tons

Recovery:

	Metric	Imperial
Silver	61,367 grams	1,973 ounces
Gold	623 grams	20 ounces

Comments:

1940	Senator operated by E. Bergstrom (MM01218).
1939	Senator operated by R. Jankowski (MM01218).
1907	Midnight operated by J.T. Tipping (MM01301).
1906	Midnight (MM01301).